               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             ALGOS PHARMACEUTICAL CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                        ALGOS PHARMACEUTICAL CORPORATION
                              1333 CAMPUS PARKWAY
                           NEPTUNE, NEW JERSEY 07753

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the '1999 Annual Meeting') of ALGOS PHARMACEUTICAL CORPORATION, a Delaware corporation ('Algos'), to be held on Monday, June 21, 1999, at 3:00 p.m., local time at Algos Pharmaceutical Corporation, 1333 Campus Parkway, Neptune, New Jersey, 07753.

     At the 1999 Annual Meeting, you will be asked to consider and vote upon the following matters, all of which are described more completely in the accompanying Proxy Statement:

          1. To elect two persons to Algos' Board of Directors to serve for a term of three years and until the election and qualification of their respective successors;

          2. To approve an amendment of the Company's 1996 Non-Employee Director Stock Option Plan in order to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and to increase the number of shares of Common Stock subject to options granted to each Non-Employee Director on an annual basis from 5,000 to 10,000; and

          3. To transact such other business as may properly come before the 1999 Annual Meeting and any adjournments or postponements thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE PROPOSAL TO AMEND THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

     Only Stockholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at, the 1999 Annual Meeting.

     We urge you to review carefully the accompanying Proxy Statement. We hope you will attend the 1999 Annual Meeting. However, whether or not you plan to attend the 1999 Annual Meeting, it is important that your shares are represented. Accordingly, please complete, sign and date the enclosed proxy and return it in the enclosed prepaid envelope. If you are present at the 1999 Annual Meeting you may, if you wish, withdraw your proxy and vote in person.

                                          Very truly yours,

                                          /s/ John W. Lyle
                                          ----------------
                                          John W. Lyle
                                          Chief Executive Officer and President

April 30, 1999

                        ALGOS PHARMACEUTICAL CORPORATION
                              1333 CAMPUS PARKWAY
                           NEPTUNE, NEW JERSEY 07753

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MONDAY, JUNE 21, 1999

                            ------------------------
To the Stockholders of
ALGOS PHARMACEUTICAL CORPORATION:

     The Annual Meeting of Stockholders (the '1999 Annual Meeting') of ALGOS PHARMACEUTICAL CORPORATION, a Delaware corporation ('Algos'), will be held at Algos Pharmaceutical Corporation, 1333 Campus Parkway, Neptune, NJ 07753 on Monday, June 21, 1999, at 3:00 p.m., local time, for the following purposes:

          1. To elect two persons to Algos' Board of Directors to serve for a term of three years and until the election and qualification of their respective successors;

          2. To approve an amendment of the Company's 1996 Non-Employee Director Stock Option Plan in order to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and to increase the number of shares of Common Stock subject to options granted to each Non-Employee Director on an annual basis from 5,000 to 10,000; and

          3. To transact such other business as may properly come before the 1999 Annual Meeting and any adjournments or postponements thereof.

     The election and other matters are more fully described in the accompanying Proxy Statement which forms a part of this Notice.

     The Board of Directors of Algos has fixed the close of business on April 23, 1999 as the record date (the 'Algos Record Date') for the determination of stockholders entitled to notice of and to vote at the 1999 Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Algos Record Date are entitled to notice of, and to vote at, the 1999 Annual Meeting and any adjournments or postponements thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE PROPOSAL TO AMEND THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

     Whether or not you plan to attend the 1999 Annual Meeting, please complete, sign, date and return promptly the enclosed form of proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States.

                                          By Order of the Board of Directors,

                                          /s/ James R. Ledley
                                          ----------------
                                          James R. Ledley
                                          Assistant Secretary

April 30, 1999

                        ALGOS PHARMACEUTICAL CORPORATION
                              1333 CAMPUS PARKWAY
                           NEPTUNE, NEW JERSEY 07753

----------------------------------------------------------
                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 1999

----------------------------------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Algos Pharmaceutical Corporation, a Delaware corporation (the 'Company'), in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the 'Board of Directors') to be voted at the 1999 Annual Meeting of Stockholders (the '1999 Annual Meeting') to be held on Monday, June 21, 1999 at 3:00 p.m., local time at Algos Pharmaceutical Corporation, 1333 Campus Parkway, Neptune, New Jersey, 07753 or at such other time and place to which the 1999 Annual Meeting may be adjourned, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting and the related proxy card are first being mailed to stockholders beginning on or about May 27, 1999. The Company's principal executive office is located at 1333 Campus Parkway, Neptune, New Jersey 07753.

                                  RECORD DATE

     The Board of Directors has fixed the close of business on April 23, 1999 as the record date (the 'Record Date') for the 1999 Annual Meeting. Only stockholders of record on that date are entitled to vote at the meeting in person or by proxy.

                                    PROXIES

     John W. Lyle and James R. Ledley were appointed by the Board of Directors to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. If a stockholder returns a signed proxy card without marking the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors herein and on the proxy card, for the election of the persons named under 'Election of Directors' as nominees for election as Directors of the Company (each a 'Nominee' and, collectively, the 'Nominees') for terms to expire on the date of the third annual meeting of the Company's stockholders following the 1999 Annual Meeting and for the proposal to amend the 1996 Non-Employee Director Stock Option Plan. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to the management that may properly come before the 1999 Annual Meeting or any adjournment thereof. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Assistant Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 1999 Annual Meeting. Duly executed proxies in the form enclosed, unless properly revoked, will be voted at the 1999 Annual Meeting. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders. To assure that a quorum will be present in person or by proxy at the Annual Meeting, in addition to the solicitation by mail, proxies may be solicited in person or by telephone, facsimile or other means by directors, officers or employees of the Company and by representatives of Georgeson & Company, Inc., a proxy solicitation firm. The Company has agreed to pay Georgeson & Company, Inc. a fee of $6,500 plus reasonable expenses for its services.

                       VOTING SHARES AND QUORUM REQUIRED

     On the Record Date, the Company had outstanding 17,353,045 shares of Common Stock, par value $.01 per share (the 'Common Stock'). Holders of Common Stock on the Record Date (the 'Common Stockholders') are entitled to one vote per share on all matters submitted to a vote of stockholders. The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock, excluding Common Stock held by the Company, is necessary to constitute a quorum at the 1999 Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the 1999 Annual Meeting is required to elect the Directors and a majority of the shares of Common Stock represented is required to approve the proposal to amend the 1996 Non-Employee Director Stock Option Plan. Business that might have been transacted at the 1999 Annual Meeting as originally called may be conducted at any adjournment at which the requisite quorum is present.

     Pursuant to the laws of the State of Delaware, the inspectors of the election will not count shares represented by proxies that reflect abstentions or 'broker non-votes' (i.e., shares held by brokers or nominees that are represented at the 1999 Annual Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) as votes cast with respect to the election of Directors, and therefore, neither abstentions nor broker non-votes will affect the election of Nominees receiving the plurality of votes. With respect to all other proposals scheduled to come before the 1999 Annual Meeting, abstentions with respect to a particular proposal will have the effect of a vote against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

                            MATTERS TO BE VOTED UPON

1. ELECTION OF DIRECTORS

     The Company's by-laws (the 'By-laws') provide that the Board of Directors is divided into three classes. Each year the stockholders elect Directors to succeed those Directors whose terms have expired, and each newly elected Director will serve for a three-year term.

     The Nominees set forth below have been duly nominated to stand for election as Directors of the Company to serve for a term of three (3) years, or until their successors are elected and qualified.

     Each of the Nominees has indicated a willingness to serve as a member of the Board of Directors if elected. The Board of Directors recommends a vote FOR each of the Nominees. If any of the Nominees should become unavailable prior to the 1999 Annual Meeting, the proxy will be voted for a substituted nominee or nominees designated by the Board of Directors. The information provided below with respect to the Nominees is as of the Record Date.

     To be elected by the Common Stockholders:

                                                           PRINCIPAL OCCUPATION AND
NAME                            AGE                            OTHER INFORMATION
-----------------------------   ---   -------------------------------------------------------------------
John W. Lyle.................   55    President and Chief Executive Officer and a Director of the Company
                                        since its formation in January 1992. Mr. Lyle served as President and Chief Executive Officer of OmniCorp Holdings, Inc., in 1991.
                                        Prior to founding the Company, Mr. Lyle was one of the founders of Osteotech, Inc., a public orthopaedic pharmaceutical company formed in 1986. He served as Osteotech, Inc.'s Chairman and Chief
                                        Executive Officer from 1989 to 1991 and as President from 1986 to
                                        1989. From 1981 to 1986, Mr. Lyle served as President of
                                        CIBA-GEIGY Corporation's Self-Medication Division. From 1975 to
                                        1981, Mr. Lyle held various positions at Johnson & Johnson. Mr.
                                        Lyle holds a B.S. in Marketing Management and a M.B.A. in General
                                        Management, both from the University of Southern California.
Donald G. Drapkin............   51    Director of the Company since January 1994. Mr. Drapkin has been
                                        Vice Chairman and Director of MacAndrews & Forbes Holdings Inc.,
                                        and various of its affiliates for more than five years. Mr.
                                        Drapkin is a Director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934, as amended: Anthracite Capital, Inc., BlackRock Asset Investors,
                                        Cardio Technologies, Inc., The Molson Companies Limited, Playboy
                                        Enterprises, Inc., Revlon, Inc., Revlon Consumer Products
                                        Corporation, VIMRx Pharmaceuticals, Inc. and Weider Nutrition
                                        International, Inc. (On December 27, 1996, Marvel, Marvel
                                        Holdings, Marvel Parent and Marvel III, of which Mr. Drapkin was a Director on such date, and several subsidiaries of Marvel filed voluntary petitions for reorganization under Chapter 11 of the
                                        United States Bankruptcy Code.) Mr. Drapkin is a member of the
                                        Compensation and Audit Committees of the Company's Board of
                                        Directors.

CONTINUING DIRECTORS

     MICHAEL HYATT, 53, has been a Director of the Company since November 1996. For more than five years, Mr. Hyatt has been a Senior Managing Director of Bear Stearns & Co., Inc.

     ROGER H. KIMMEL, 52, has been a Director of the Company since July 1996. Mr. Kimmel has been a partner of the law firm of Latham & Watkins for more than five years. Mr. Kimmel is also a director of Weider Nutrition International, Inc. and TSR Paging, Inc. Mr. Kimmel is a member of the Compensation Committee of the Company's Board of Directors.

     JAMES R. LEDLEY, 52, has been a Director of the Company since January 1992. Mr. Ledley also serves as Assistant Secretary for the Company. Since 1995, he been a member of the law firm of Kleinberg, Kaplan, Wolff & Cohen, P.C. From 1980 to 1995 he was a member of the law firm of Varet & Fink P.C. (previously known as Milgrim Thomajan & Lee P.C.). Mr. Ledley is a member of the Compensation and Audit Committees of the Company's Board of Directors.

     DIETER A. SULSER, 50, has been a Director of the Company since May 1995. Since 1991, Mr. Sulser has served as Head of Investment Banking for the ERB Group of Companies, based in Zurich, Switzerland. Mr. Sulser is also General Unifina Holding AG, an affiliate of the ERB Group of Companies.

     Messers. Hyatt and Ledley are in the class of Directors whose term will expire in 2000. Messers. Kimmel and Sulser are in the class of Directors whose term will expire in 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH NOMINEES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

2. AMENDMENT OF THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     At the 1999 Annual Meeting, the Common Stockholders of the Company will be asked to consider and vote upon an amendment to increase by 200,000 shares the aggregate number of shares of Common Stock reserved for issuance under the Company's 1996 Non-Employee Director Stock Option Plan (the 'Plan') and to increase the number of shares of Common Stock subject to options granted each Non-Employee Director on an annual basis by 5,000. The Company's Common Stockholders have previously approved the Plan. A total of 83,000 shares of Common Stock were originally reserved for issuance under the Plan when it was adopted in 1996. By the terms of the Plan, the Plan may be amended by the Board of Directors from time to time in certain respects with Shareholder approval. As of January 1, 1999, options to purchase 70,000 shares of Common Stock were outstanding under the Plan. Accordingly, an increase to the number of available shares of Common Stock is needed to permit the Company to continue to grant options to Non-Employee Directors. On March 1, 1999 the Board of Directors voted to approve an amendment to the Plan to increase by 200,000 shares the aggregate numbers of shares of Common Stock which may be issued under the Plan and to increase the number of shares of Common Stock subject to options granted each Non-Employee Director on an annual basis from 5,000 to 10,000. The Board of Directors believes that the increase in the number of shares of Common Stock reserved for issuance under the Plan is advisable to give the Company the flexibility needed to attract, retain and motivate Non-Employee Directors.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE BY 200,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN AND TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO OPTIONS GRANTED EACH NON-EMPLOYEE DIRECTOR ON AN ANNUAL BASIS BY 5,000 AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the ownership of Common Stock by each of the Directors and Nominees, the Company's Chief Executive Officer, each of the Company's other most highly compensated executive officers, all Directors and executive officers as a group, and each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, as of March 31, 1999. Unless otherwise indicated, the address of each beneficial owner is c/o the Company, 1333 Campus Parkway, Neptune, New Jersey 07753.

     For purposes of the following table, a person or group is deemed to have 'beneficial ownership' of any shares which such person has the right to acquire within 60 days. For purposes of calculating the percentage of outstanding shares held by each person named above, any shares which such person has the right to acquire within 60 days are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.

                                                                  NUMBER OF SHARES     PERCENTAGE OF SHARES
NAME OF BENEFICIAL OWNER                                         BENEFICIALLY OWNED     BENEFICIALLY OWNED
--------------------------------------------------------------   ------------------    --------------------

DIRECTORS AND EXECUTIVE OFFICERS
     John W. Lyle(a)..........................................        1,689,654                 9.7%
     Frank S. Caruso(b).......................................          392,900                 2.3
     Ronald Goldblum(c).......................................           15,000
     Donald Johnson(d)........................................          132,050                  *
     Terence S. Novak(e)......................................           25,500
     Donald G. Drapkin(f).....................................           26,600                  *
     Michael Hyatt(g).........................................        1,850,890                10.7
     Roger H. Kimmel(h).......................................          925,192                 5.3
     James R. Ledley(i).......................................          122,950                  *
     Dieter A. Sulser(j)......................................          163,550                  *
     Directors and Executive Officers as a group(k)...........        4,687,093                26.6

OTHER PRINCIPAL STOCKHOLDERS
     Unifina Holding AG and related investors(l)..............        1,734,700                 9.9
     Karen Lyle(m)............................................        1,689,654                 9.7
     Biotech Target S.A.......................................        1,000,000                 5.8
     Lawrence Canarelli(n)....................................          871,500                 5.0

------------

 *   Represents less than 1%.

 (a) Includes (i) 224,100 shares of Common Stock owned directly by Mr. Lyle,
     (ii) 1,332,466 shares of Common Stock and options to purchase 13,450 shares of Common Stock owned by Karen Lyle, wife of Mr. Lyle, as to which Mr. Lyle disclaims beneficial ownership, (iii) 38 shares owned by Mr. Lyle's son and
     (iv) options to purchase 119,600 shares of Common Stock owned directly by Mr. Lyle, and excludes 660,000 shares of Common Stock held in a trust for the benefit of the children of Mr. and Mrs. Lyle, as to which shares Mr. Lyle has neither the power of disposition nor the power to vote.

 (b) Includes (i) 1,000 shares of Common Stock owned directly by Mrs. Caruso, wife of Dr. Caruso, as to which Dr. Caruso disclaims beneficial ownership and (ii) 7,200 shares of Common Stock held in a trust for which Dr. Caruso serves as trustee and as to which shares Dr. Caruso holds either the sole or the shared power of disposition and the power to vote and (iii) options to purchase 14,500 shares of Common Stock. Excludes a total of 24,900 shares held in trust for the benefit of the children of Dr. Caruso, as to which shares Dr. Caruso has neither the power of disposition nor the power to vote.

 (c) Includes options to purchase 15,000 shares of Common Stock.

 (d) Includes options to purchase 20,000 shares of Common Stock.

 (e) Includes options of purchase 25,000 shares of Common Stock.

 (f) Includes (i) 16,600 shares owned directly by Mr. Drapkin and (ii) options to purchase 10,000 shares of Common Stock. Excludes a total of 809,244 shares of Common Stock held in six trusts for the benefit of the children of Mr. Drapkin, as to which shares Mr. Drapkin has neither the power of disposition nor the power to vote.

 (g) Includes (i) 829,751 shares of Common Stock owned directly by Mr. Hyatt,
     (ii) 1,004,473 shares held in trusts for which Mr. Hyatt serves as trustee and as to which shares Mr. Hyatt holds either the sole or the shared power of disposition or the power to vote and (iii) options to purchase 16,666 shares of Common Stock, and excludes 221,333 shares of Common Stock held in a trust for the benefit of the children of Mr. Hyatt, as to which shares Mr. Hyatt has neither the power of disposition nor the power to vote.

 (h) Includes (i) 30,000 shares owned directly by Mr. Kimmel, (ii) 878,526 shares held in trusts for which Mr. Kimmel serves as trustee and as to which shares Mr. Kimmel holds either the sole or the shared

                                              (footnotes continued on next page)

(footnotes continued from previous page) power of disposition and power to vote and (iii) options to purchase 16,666 shares of Common Stock and excludes 171,530 shares of Common Stock held in trusts for the benefit of Mr. Kimmel's son, as to which shares Mr. Kimmel has neither the power of disposition nor the power to vote.

 (i) Includes (i) 109,450 shares owned directly by Mr. Ledley, and (ii) a total of 3,500 shares of Common Stock held in trusts, as to which shares Mr. Ledley holds either the sole or the shared power of disposition and power to vote and options to purchase 10,000 shares of Common Stock.

 (j) Includes (i) options to purchase 10,000 shares of Common Stock and (ii) 141,100 shares of Common Stock and 12,450 warrants to purchase shares of Common Stock owned directly by Gaby Tschofen Sulser, wife of Mr. Sulser, as to which Mr. Sulser disclaims beneficial ownership and excludes 1,734,700 shares beneficially owned by Unifina Holding AG, as to which shares Mr. Sulser disclaims beneficial ownership. Mr. Sulser is the General Manager of Unifina Holding AG.

 (k) Includes options and warrants to purchase 283,332 shares of Common Stock.

 (l) Consists of 1,577,000 shares of Common Stock and 157,700 warrants to purchase shares of Common Stock held by EBC Zurich AG. The address of Unifina Holding AG is Zurcherstrasse 62; CH 8406, Winterthur, Switzerland and the address of EBC Zurich AG is Bellariastrasse 23; CH 8027, Zurich, Switzerland. Excludes (i) 166,000 shares of Common Stock and warrants to purchase 16,600 shares of Common Stock held by Mr. Rolf P. Erb, Chairman of EBC Zurich AG and a member of the board of directors of Unifina Holding AG, as to which shares each of Unifina Holding AG and EBC Zurich AG disclaim beneficial ownership and (ii) 141,100 shares of Common Stock, warrants to purchase 12,450 shares of Common Stock and options to purchase 10,000 shares of Common Stock beneficially owned by Mr. Sulser, General Manager of Unifina Holding AG, as to which shares Unifina Holding AG disclaims beneficial ownership.

(m) Includes (i) 1,332,466 shares of Common Stock and options to purchase 13,450 shares of Common Stock, owned directly by Mrs. Lyle and (ii) 224,100 shares of Common Stock and options to purchase 119,600 shares of Common Stock owned directly by John Lyle, husband of Mrs. Lyle, as to which Mrs. Lyle disclaims beneficial ownership, and excludes 660,000 shares of Common Stock held in a trust for the benefit of the children of Mr. and Mrs. Lyle, as to which shares Mrs. Lyle has neither the power of disposition nor the power to vote.

 (n) Includes 660,000 shares of Common Stock deemed to be beneficially owned by each of Mrs. Albert and Mr. Canarelli in their shared capacity as trustee for a trust as to which shares each of Mrs. Albert and Mr. Canarelli share the power of disposition and the power to vote.

                               EXECUTIVE OFFICERS

     Set forth below are the executive officers of the Company.

NAME                                          AGE                         POSITION
-------------------------------------------   ---   -----------------------------------------------------
John W. Lyle...............................   55    President and Chief Executive Officer
Frank S. Caruso, Ph.D. ....................   62    Executive Vice President, Research and Development
Terence S. Novak...........................   42    Executive Vice President, Sales and Marketing
Ronald Goldblum............................   56    Vice President, Clinical Research
William B. Middlekauff.....................   37    Vice President, Business Development and General
                                                      Counsel
George M. Wagner...........................   44    Vice President, Regulatory Affairs
Gary R. Anthony............................   38    Treasurer and Chief Financial Officer

     Dr. Caruso joined the Company in 1994. From 1985 to 1993, Dr. Caruso served as Vice President, Research & Development at Roberts Pharmaceutical Corporation with responsibility for worldwide pre-clinical and clinical research and development activities. From 1980 to 1985, Dr. Caruso served as Director, Clinical Pharmacology, for Revlon Health Care. From 1963 to 1980, Dr. Caruso served in various positions at Bristol-Myers Company, including Director, Clinical Research-Analgesics and Central Nervous System. He holds a Ph.D. and M.S. in Pharmacology, both from the University of Rochester, School of Medicine and Dentistry and a B.S. in Biology from Trinity College.

     Mr. Novak joined the Company in 1998. From 1995 to 1998, Mr. Novak served as Vice President of Sales and Marketing, Officer and Board Member at Innovex, Inc., a contract sales and marketing company. From 1994 to 1995, Mr. Novak served as Executive Director of Managed Care Sales and Marketing at The Vanderveer Group. Prior to 1994, Mr. Novak served in various positions at Bristol-Myers Squibb, including District Manager, Regional Sales Director, and Senior Director of Corporate Accounts. Mr. Novak holds a a B.S. in Biology from Muhlenberg College.

     Dr. Goldblum joined the Company in 1998. From 1995 to 1998, Dr. Goldblum served as Vice President, Medical Affairs of Neurobiological Technologies, Inc. Prior to 1995, Dr. Goldblum served in various positions at Syntex USA, Inc. and Syntex Laboratories, Inc., including Director, Clinical Investigation. Prior to joining Syntex, Dr. Goldblum practiced as a Rheumatologist in both hospital and private settings. Dr. Goldblum holds A.B. and M.D. degrees from Case Western Reserve University.

     Mr. Middlekauff joined the Company in 1998. From 1993 to 1998, Mr. Middlekauff was an associate with the law firm of Cooley Godward LLP where he advised life science technology companies on business and legal aspects of research and development, corporate partnering and licensing, product commercialization and corporate financing. Mr. Middlekauff holds an A.B. degree from Brown University and a J.D. from Yale Law School.

     Mr. Wagner joined the Company in 1997 as Senior Director of Regulatory Affairs and has served as Vice President, Regulatory Affairs since 1998. Prior to joining Algos, Mr. Wagner served as Manager of Regulatory Affairs and later as Director, Regulatory Affairs for F.H. Faulding & Company an Australian-based company which develops, markets and manufactures pharmaceutical products in the United States. Mr. Wagner holds a B.S. degree in Biology from Fairleigh Dickinson University.

     Mr. Anthony joined the Company in 1996. Prior to joining Algos, Mr. Anthony engaged in the private practice of accounting, providing services to pharmaceutical companies. From 1987 to 1993, he served as Controller for Roberts Pharmaceutical Corporation where his responsibilities included financial reporting and the development and implementation of accounting practices and internal control systems. Mr. Anthony holds a B.S. in Accounting from Monmouth College.

                             EXECUTIVE COMPENSATION

SUMMARY EXECUTIVE COMPENSATION TABLE

     The following table sets forth the annual, long-term and other compensation of the Company's Chief Executive Officer and other most highly compensated executives whose annual base salaries equal or exceed $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                           ------------------------------
                                             ANNUAL COMPENSATION                  AWARDS          PAYOUTS
                                     -----------------------------------   --------------------   -------
                                                               OTHER       RESTRICTED   OPTIONS
NAME AND PRINCIPAL                                             ANNUAL        STOCK       (# OF     LTIP      ALL OTHER
  POSITION                  YEAR      SALARY      BONUS     COMPENSATION     AWARDS     SHARES)   PAYOUTS   COMPENSATION
-------------------------  ------    --------    --------   ------------   ----------   -------   -------   ------------

John W. Lyle
  President & Chief
  Executive Officer......   1998     $300,000    $140,000      --             --          --        --         --
                            1997     $275,000    $137,500      --             --         40,000     --         --
                            1996     $254,000    $127,000      --             --        132,800     --         --
Frank S. Caruso
  Executive Vice
  President Research &
  Development............   1998     $194,250    $ 60,000      --             --         10,000     --         --
                            1997     $185,000    $ 61,050      --             --         24,000     --         --
                            1996     $173,500    $ 57,750      --             --         33,200     --         --
Ronald Goldblum
  Vice President,
  Clinical Research(a)...   1998     $118,500    $ 12,500      --             --         60,000     --         59,395(d)
Donald Johnson
  Senior Vice President,
  Pharmaceutical
  Development(b).........   1998     $143,000       --         --             --         40,000     --         --
                            1997     $137,500    $ 30,000      --             --         20,000     --         --
                            1996     $130,000    $ 20,000      --             --          --        --         --
Terence S. Novak
  Executive Vice
  President, Sales &
  Marketing(c)...........   1998     $147,222    $ 25,000      --             --         83,000     --         --

------------

 (a) Dr. Goldblum's employment with the Company commenced May 1998.

 (b) Dr. Johnson's employment with the Company terminated February 1999.

 (c) Mr. Novak's employment with the Company commenced April 1998.

 (d) Relocation expense compensation.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION FOR
                                             INDIVIDUAL GRANT                                 OPTION TERM
                          ------------------------------------------------------    --------------------------------
                           NUMBER OF       % OF TOTAL
                           SECURITIES     OPTIONS/SARS    EXERCISE
                           UNDERLYING      GRANTED TO     OR BASE
                          OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION
NAME                        GRANTED       FISCAL YEAR      ($/SH)        DATE           5% ($)           10% ($)
-----------------------   ------------    ------------    --------    ----------    --------------    --------------

John W. Lyle...........       --             --             --           --              --                --
Frank S. Caruso........       10,000              3        $27.88       1/31/06       $  134,807        $  321,265
Ronald Goldblum........       60,000             17        $35.50       1/31/06       $  954,540        $2,141,832
Donald Johnson.........       40,000             11        $27.88       1/31/06       $  539,227        $1,295,019
Terence S. Novak.......       83,000             23        $32.25       1/31/06       $1,230,948        $2,735,087

     The following table sets forth for each of the named executive officers the value realized from stock options exercised during 1998 and the number and value of exercisable and unexercisable stock options held at December 31, 1998:

      AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR END OPTION VALUES

                                                                  NUMBER OF SHARES              VALUE OF UNEXERCISED
                                                                   OF UNDERLYING                    IN-THE-MONEY
                                   SHARES                       UNEXERCISED OPTIONS                   OPTIONS
                                 ACQUIRED ON     VALUE      ----------------------------    ----------------------------
                                  EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                 -----------    --------    -----------    -------------    -----------    -------------

John W. Lyle..................      --             --         343,700          53,200       $ 8,575,000     $ 1,059,600
Frank S. Caruso...............      --             --          80,900          27,800       $ 1,850,400     $   346,800
Ronald Goldblum...............      --             --          15,000          45,000           --              --
Donald Johnson................      --             --          44,900          40,000       $   754,400     $   110,000
Terence S. Novak..............      --             --          15,000          58,000           --              --

EMPLOYMENT AGREEMENTS

     Mr. Lyle's employment agreement with the Company expires on December 31, 2000 and is automatically renewable for successive one-year terms unless terminated by either Mr. Lyle or the Company. Mr. Lyle's employment agreement provides that he will be employed as the President and Chief Executive Officer of the Company and that the Company will use its best efforts to cause him to be elected to the Board of Directors for the term of the agreement. Mr. Lyle is entitled to a minimum increase of 8% per year or such greater increase as the Board of Directors, in its sole discretion, deems appropriate to the preceding year's base salary and for bonuses for individual accomplishment of key milestone events in such amounts and on such terms as the Board of Directors may determine.

     Dr. Caruso's employment agreement with the Company expires on December 31, 1999 and is automatically renewable for successive one-year terms unless terminated by either Dr. Caruso or the Company. Dr. Caruso is entitled to a 5% increase per year or such greater increase as the Board of Directors, in its sole discretion, deems appropriate to the preceding year's base salary and is entitled to receive continuing payments equal to twelve months salary in the event of his termination by the Company without cause. Dr. Caruso may also receive bonuses for individual accomplishment of key milestone events in such amounts and on such terms as the Board of Directors may determine.

COMPENSATION OF OUTSIDE DIRECTORS

     Non-employee members of the Board of Directors will receive cash compensation of $1,500 per meeting attended as consideration for their services as Directors of the Company and are reimbursed for reasonable travel expenses incurred in connection with their attendance at such meetings. Non-employee Directors upon first appointment or election to the Board of Directors will receive an option grant under the Company's 1996 Non-Employee Director Stock Option Plan to purchase 10,000 shares of Common Stock, at the fair market value on the date of grant, vesting in one-third installments upon each of the first, second and third annual meetings of stockholders following the date of grant subject to the Director's continued Board membership. In addition, on the date of the first meeting of the Board of Directors in each calendar year, each non-employee Director will be granted options to purchase 10,000 shares of Common Stock, adjusted for the 5,000 share increase for which shareholder approval is sought at the 1999 Annual Meeting, at the fair market value on the date of grant, which shall vest on the first anniversary of the date of grant.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Kimmel and Mr. Ledley are members of the Compensation Committee of the Company's Board of Directors. See 'Certain Relationships and Related Transactions' for a description of certain of their business relationships with the Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Compensation Policy and Company Performance. The executive compensation program has been designed with the goal of motivating, rewarding and retaining executives with the level of talent and ability required to guide the Company's growth, efficiently manage its resources, achieve its long-range business objectives and successfully maintain its position as a leader in developing a new generation of proprietary pain management products. The compensation program provides the means of achieving these goals by creating incentives to accomplishing short-term and long-term objectives, by rewarding exceptional performance that contributes to the business and by utilizing competitive base salaries that recognize a policy of career continuity.

     The Company's financial well being is highly dependent upon the success of its long-term growth strategy. The nature of this strategy requires long-term and significant investments, which may take years to generate returns to stockholders. Therefore, executive compensation decisions are oriented toward long-term corporate performance and may not fluctuate as greatly as year-to-year corporate financial results.

     The fundamental principle of the compensation program is to compensate executives for their performance and for the level of responsibility corresponding to their positions. Assessments of both individual and corporate performance influence compensation levels. The Compensation Committee recognizes the importance of fostering a performance-based environment that motivates individual achievement. Thus, executives are regularly given recognition for the prior year's results, which are not necessarily financial results, and provided with incentives to augment their successes in the future.

     The Compensation Committee makes compensation determinations for all of the Company's senior management, including the individuals whose compensation is detailed in this proxy. Compensation decisions for all executives, including John W. Lyle, the Company's Chief Executive Officer, are based on the criteria disclosed above.

     There are three primary elements of the Company's compensation program: base salary, bonus payments and awards under the 1994 Option Plan and the 1996 Option Plan (together, the 'Stock Plans').

     Base Salaries. A competitive base salary is necessary to the development and retention of capable management and is consistent with the Company's long-term goals.

     Current base salary levels for executives result from a review of the Company's business performance and general economic factors. Within this framework, executive salaries are governed in part by various employment agreements and are determined based on individual performance, level of responsibility within the Company and experience.

     Bonus Payments. Targeted cash bonus payments are awarded to executives in recognition of contributions to the business during the prior year. An executive's contributions to the business are measured, in part, by his or her success in meeting certain goals established by such executive and the Company's Chief Executive Officer. The aggregate amount of the bonuses awarded in any calendar year is determined by reference to the terms of the executive employment agreements, the Company's competitive position, assessment of progress in attaining long-term goals and business performance considerations. Because of the Company's developmental stage, these business performance considerations do not include traditional measurements such as annual cash flow, earnings per share and return on investments, but rather, how well the Company has achieved its targeted developmental goals. None of these measurements is given a specific weight. No formula was used in determining the aggregate amount of the bonuses awarded to executives in 1998.

     The specific cash bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors, including initiative, business judgment, knowledge of the industry and management skills.

     Awards under the Stock Plans. Awards under the Stock Plans are designed to promote an identity of interests between management and stockholders. Under the Stock Plans, the Company's executives are eligible to receive grants of options to purchase Common Stock at or above fair market value on the date of the grant. Typically, grants of stock options are subject to a significant vesting period. This approach is designed to increase long-term stockholder value, as the maximum benefit of this element of executive compensation is only realized if stock price appreciation occurs over a number of years.

     Awards of stock options were granted to certain executives in 1998 based on individual performance (determined as described above under ' -- Bonus Payments') and level of responsibility. Award levels are generally intended to be sufficient in size to provide a strong incentive for executives to work for long-term business interests and increase such executives' ownership in the business. See 'Executive Compensation -- Summary Compensation Table' and 'Executive Compensation -- Option/SAR Grants in Last Fiscal Year.'

     Policy on the Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986 as amended (the 'Code'), limits a public company's federal income tax deduction for compensation paid in excess of $1,000,000 to any of its five most highly compensated executive officers. However, certain performance-based compensation, including awards of stock options, is excluded from the $1,000,000 limit if specific requirements are met.

     While the tax impact of any compensation arrangement is one factor which is considered by the Compensation Committee, such impact is evaluated in light of the compensation policies discussed above. The Compensation Committee's compensation determinations have generally been designed to maximize the Company's federal income tax deduction for possible application in future years. However, from time to time compensation may be awarded which is not fully deductible if it is determined that such award is consistent with the overall design of the compensation program and in the best interests of the Company and its stockholders.

     Chief Executive Officer Compensation. The Chief Executive Officer's salary is determined based upon Mr. Lyle's employment agreement and the competitive salary framework described under ' -- Base Salaries,' above, recognizing the Company's significant growth and the increasing complexity of its business. The minimum base salary and annual increases set forth in Mr. Lyle's employment agreement were determined based on the Board of Directors' judgment concerning his individual contributions to the business, level of responsibility and career experience. Although none of these factors were given a specific weight, primary consideration was given to Mr. Lyle's individual contributions to the business. No particular formulas or measures were used.

     The amount of Mr. Lyle's 1998 bonus payment was established in accordance with Mr. Lyle's employment agreement, based upon the Company's achievement in product development, including the completion of three Phase III multi-center studies of MorphiDex'r' and the subsequent August 1998 filing of a New Drug Application and preparation for the possible commercialization of MorphiDex'r', including progress in establishing sales and marketing infrastructure. The bonus amount fixed in Mr. Lyle's employment agreement reflects Mr. Lyle's level of responsibility within the organization and overall contributions as Chief Executive Officer.

     Conclusion. The Company has had, and continues to have, an appropriate and competitive compensation program. The balance of a competitive base salary position, bonus payments and significant emphasis on long-term incentives is a foundation designed to build stability and to support the Company's continued growth. This report is submitted by the members of the Compensation Committee:

                             COMPENSATION COMMITTEE
                               Donald G. Drapkin
                                Roger H. Kimmel
                                James R. Ledley

THE PRECEDING 'REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION' AND THE 'STOCK PERFORMANCE CHART' THAT APPEARS IMMEDIATELY HEREAFTER SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.

                            STOCK PERFORMANCE CHART

     As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission (the 'Commission') requires a comparison of stock performance for the Company with stock performance of a broad equity market index and an appropriate industry index. The following chart compares the cumulative total stockholder return on the Common Stock during the period from September 25, 1996 the effective date of the Company's initial public offering to December 31, 1998 with the cumulative total return on the Nasdaq Composite Index and a peer group index of Nasdaq pharmaceutical companies. The comparison assumes $100 was invested on September 25, 1996 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock performance shown on the following chart is not necessarily indicative of future performance.


                              [PERFORMANCE CHART]

                                       9/25/96     12/31/96    12/31/97     12/31/98
Nasdaq Composite Index                 100.00      105.03      128.45       168.89
Peer Group Index                       100.00       98.98      102.20       132.17
Algos Pharmaceutical Corporation       100.00       80.36      214.29       231.11



                               STOCK OPTION PLANS

1994 STOCK OPTION PLAN

     Effective January 1994, the Company established the Algos Pharmaceutical Corporation 1994 Stock Option Plan (the '1994 Option Plan') under which key employees may be granted options to purchase shares of Common Stock. The 1994 Option Plan is intended to assist the Company in attracting and retaining employees of outstanding ability and to promote the identification of their interests with those stockholders of the Company. The Company has reserved a total of 830,000 shares of Common Stock for issuances under the 1994 Option Plan. As of December 31, 1998, options to purchase 10,790 shares are available for future grants.

     Unless sooner terminated by the Board of Directors, the 1994 Option Plan will expire ten years after its inception. The 1994 Option Plan is administered by the Board of Directors, which has the authority to select eligible employees, grant options under the plan and determine the terms, price, and form of payment for each grant. Awards under the 1994 Option Plan will generally be granted at an exercise price equal to the then fair market value per share of Common Stock. Options granted under the 1994 Option Plan are generally not transferable except upon an employee's death, at which time all options that have been granted to such employee are deemed to be exercisable, subject to certain conditions.

1996 STOCK OPTION PLAN

     In April 1996, the Company adopted the Algos Pharmaceutical 1996 Stock Option Plan (the '1996 Option Plan'). The 1996 Option Plan is intended to assist the Company in attracting and retaining key employees and independent consultants of outstanding ability and to promote the identification of their interests with those interests of the stockholders of the Company. The 1996 Option Plan permits the grant of non-qualified stock options and incentive stock options to purchase shares of Common Stock covering 1,215,000 authorized but unissued or reacquired shares of Common Stock, subject to adjustment to reflect events such as stock dividends, stock splits, recapitalizations, mergers or reorganizations of or by the Company.

     Unless sooner terminated by the Board of Directors, the 1996 Option Plan will expire on January 31, 2006. Such termination will not affect the validity of any option outstanding under the 1996 Option Plan on the date of termination.

     The Compensation Committee administers the 1996 Option Plan which is intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and Section 162(m) of the Code. Subject to the terms and conditions of the 1996 Option Plan, the Compensation Committee has the authority to select the persons to whom grants are made, to designate the number of shares of Common Stock covered by such grants, to determine the exercise price of options, to establish the period of exercisability of options, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 1996 Option Plan. Subject to the requirements of the 1996 Option Plan, the dates on which options become exercisable and on which they expire shall be set forth in individual option agreements. Such agreements will generally provide that options expire within one year following the termination of the optionee's status as an employee or consultant of the Company (or a subsidiary) although the Compensation Committee may provide that options continue to be exercisable following a termination without 'Cause' (as defined in the 1996 Option Plan) or otherwise. The Company also may, in its discretion, provide by the terms of an option that such option will expire at specified times following, or become exercisable in full upon the occurrence of certain specified 'extraordinary corporate events' including a merger, consolidation or dissolution of the Company, or a sale of substantially all of the Company's assets, but in such event the Compensation Committee may also give optionees the right to exercise their outstanding options in full during some period prior to such event, even though the rights have not yet otherwise become fully exercisable. Notwithstanding the foregoing, upon a 'Corporate Transaction' (as defined in the 1996 Option Plan), all outstanding options shall become immediately exercisable if not assumed by the surviving corporation.

     Incentive stock options ('Incentive Stock Options') granted under the 1996 Option Plan will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. These restrictions require that Incentive Stock Options (i) have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, (ii) may only be granted to employees, (iii) must expire within a specified period of time following the optionee's termination of employment and (iv) must be exercised within ten years after the date of the grant.

     In the case of an Incentive Stock Option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and must expire five years after grant. Furthermore, the 1996 Option Plan provides that the aggregate fair market value (determined at the time the option is granted) of shares with respect to which Incentive Stock Options may be exercisable for the first time during any calendar year, may not exceed $100,000 per employee. Options for shares, the fair market value of which exceeds the $100,000 per year limit, will be treated as non-qualified stock options.

     Options intended to satisfy the requirements for 'performance-based compensation' under Section 162(m) of the Code must also have an exercise price of not less than fair market value on the date granted and must comply with other limitations and restrictions.

     The 1996 Option Plan may be amended by the Compensation Committee, subject to stockholder approval if such approval is then required by applicable law or in order for the 1996 Option Plan and options granted thereunder to satisfy the requirements of Rule 16b-3 under the Exchange Act or Section 162(m) of the Code.

     The 1996 Option Plan permits the payment of the option exercise price to be made in cash (which may include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to the option pursuant to a 'cashless exercise' procedure) or, at the discretion of the

Compensation Committee, by delivery of shares of Common Stock valued at their fair market value on the date of exercise or by delivery of other property, or by a recourse promissory note payable to the Company, or by a combination of the foregoing. As a condition of exercise, optionees must also provide for the payment of withholding tax obligations of the Company in connection with such exercise.

     Options granted under the 1996 Option Plan shall not be transferable otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and may be exercised during the optionee's lifetime only by the optionee or, in the event of the optionee's legal disability, by the optionee's legal representative.

1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     In April 1996, the Company adopted the 1996 Non-Employee Director Stock Option Plan (the 'Director Plan') covering 283,000 authorized but unissued or reacquired shares of Common Stock, subject to adjustment to reflect events such as stock dividends, stock splits, recapitalizations, mergers or reorganizations of or by the Company. The Director Plan is intended to assist the Company in attracting and retaining qualified non-employee directors ('Outside Directors').

     The Director Plan is administered by the Board of Directors and options granted under the Director Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. The Director Plan provides for automatic grants of non-qualified stock options to purchase 10,000 shares of Common Stock to each Outside Director at the time of first appointment or election to the Board of Directors.

     The exercise price of the options shall be the fair market value of a share of Common Stock on the date of grant. Each option shall become exercisable in cumulative annual installments of one-third on each of the first three annual meetings of the Company's stockholders following the date of grant so long as the Outside Director continues to serve as a Director of the Company; provided however, to the extent permitted by Rule 16b-3, the Board of Directors may accelerate the exercisability of options upon the occurrence of certain specified extraordinary corporate transactions or events and provided further, that in any event, upon the occurrence of a 'Corporate Transaction' of the Company (as defined in the Director Plan) all outstanding options shall become immediately exercisable. No portion of an option shall be exercisable after the tenth anniversary of the date of grant and no portion of an option shall became exercisable following termination of the Outside Director's services as a Director of the Company.

     Unless sooner terminated by the Board of Directors, the Director Plan will expire ten years after the date of adoption. Such expiration will not affect the validity of any option outstanding on the date of termination.

     Each Outside Director serving as a Director of the Company at the first regular meeting of the Board of Directors each calendar year shall be granted an option to purchase 10,000 shares of Common Stock, which options shall vest on the anniversary of the date of grant.

     The discussion above reflects an amendment of the Director Plan to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and to increase the number of shares of Common Stock subject to options granted each Non-Employee Director on an annual basis from 5,000 to 10,000 for which shareholder approval is sought at the 1999 Annual Meeting.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO OPTIONS UNDER THE 1994 OPTION PLAN,
1996 OPTION PLAN AND THE DIRECTOR PLAN

     An optionee generally will not recognize taxable income on the grant of a non-qualified stock option under the 1994 Option Plan, the 1996 Option Plan or the Director Plan, but will recognize ordinary income on the exercise of such option. The amount of income recognized on the exercise of an option generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. Where ordinary income is recognized by an optionee in connection with the exercise of an option, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized.

     An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option granted under the 1996 Option Plan. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an Incentive Stock Option, the optionee will recognize long-term capital gain in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) one year from the date of exercise or (b) two years from the date of grant of the Incentive Stock Option. If the shares of the Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the Incentive Stock Option exercise price and the fair market value of the shares on the date of the Incentive Stock Option's exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an Incentive Stock Option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     The rules governing the tax treatment of options and an optionee's receipt of shares in connection with such grants are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state law may not be the same as under the federal income tax laws.

                              CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. In 1998, the Board of Directors met four times.

     The Company has established a standing Audit Committee of the Board of Directors (the 'Audit Committee'). The Audit Committee meets periodically with management and the Company's independent auditors to review the activities of each and to discuss audit matters, financial reporting and the adequacy of internal corporate controls. Donald G. Drapkin and James R. Ledley currently serve on the Audit Committee. Michael Hyatt resigned from the Audit Committee in 1998. In 1998, the Audit Committee met one time.

     The Company does not have a standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Company will consider nominees recommended by stockholders, although it has not actively solicited recommendations from stockholders for nominees nor has it established any procedures for this purpose for the 1999 Annual Meeting other than as set forth in the By-laws. In the future, stockholders wishing to recommend a person for consideration as a nominee for election to the Company's Board of Directors can do so in accordance with the By-laws by giving timely written notice to the Secretary of the Company, that provides each such nominee's name, appropriate biographical information and any other information that would be required in a proxy statement or other filings required to be made in connection with solicitation of proxies for the election of Directors and the class and the number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder making the nomination. Such notice should be accompanied by a written statement from each nominee consenting to be named as a nominee and to serve as a Director if elected. To be timely, such notice

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must be delivered to, or if mailed, received at, the Company's executive offices not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders; provided however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made.

     The Company has established a standing Compensation Committee of the Board of Directors (the 'Compensation Committee'). The Compensation Committee has had the authority to approve any offers to potential employees of the Company for positions of Senior Vice President or above, or positions with compensation packages consisting of (a) annual salaries of $150,000 or more, (b) grants of options to purchase 10,000 shares of Common Stock when the grants are below the fair market value on the date of grant and vest over a period shorter than four years or (c) grants to purchase more than 10,000 shares of Common Stock regardless of strike price of the options or the vesting schedule. The Compensation Committee met once in 1998. Donald G. Drapkin, Roger H. Kimmel and James R. Ledley currently serve on the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Roger H. Kimmel, a Director of the Company is a partner at Latham & Watkins which performs legal services for the Company from time to time.

     Mr. James R. Ledley, a Director of the Company, is a member of the law firm of Kleinberg, Kaplan, Wolff & Cohen, P.C. which performs legal services for the Company from time to time.

     In August 1996, the Company entered into a transfer agreement (the 'Transfer Agreement') with U.S. Dermatologics, Inc., formerly PharmaDyn, Inc., pursuant to which the Company transferred certain intangible assets having no book value and which were unrelated to any of the Company's products in development to U.S. Dermatologics, Inc. (the 'Transferred Assets') and received redeemable preferred stock with an aggregate stated value and liquidation preference of $2.8 million and all of U.S. Dermatologics, Inc. common stock. The common stock was subsequently distributed to the Company's stockholders, warrant holders and certain of its employees. The preferred stock provides for an annual cumulative dividend of 30%, which may be paid in the form of cash or common stock, and a share of other earnings. Pursuant to the Transfer Agreement, U.S. Dermatologics, Inc. licensed to the Company certain rights with respect to sales of pharmaceutical products that may result from the Transferred Assets for which the Company will pay royalties at rates the Company believes are consistent with fair market value. The Company entered into a Services Agreement with U.S. Dermatologics, Inc. to provide certain consulting and administrative services for a transitional period. The Services Agreement expired in June 1998. The Company's charges for services provided amounted to approximately $198,000 which was paid in 1998. The stockholders of U.S. Dermatologics, Inc. are primarily the same as the stockholders of the Company immediately prior to the consummation of the Company's initial public offering. Messrs. Hyatt, Kimmel, Ledley and Sulser are members of the board of directors of U.S. Dermatologics, Inc. Messrs. Hyatt, Kimmel and Lyle beneficially own approximately 7%, 5% and 13% respectively, of the outstanding common stock of U.S. Dermatologics, Inc.

                                 OTHER MATTERS

OTHER BUSINESS FOR MEETING

     The Board of Directors does not know of any matters that will be presented for action at the 1999 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 1999 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

     In addition, in accordance with Rule 14a-4, if Algos has not received notice of any matter that a stockholder intends to propose for a vote at the next annual meeting of stockholders 45 days before the

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
date on which the registrant first mails its proxy materials for the 1999 Annual Meeting or, if the date of the annual meeting has changed more than 30 days from the prior year within a reasonable time before the registrant mails its proxy materials for that year, then the proxy solicited by the Board of Directors will confer discretionary authority to vote on such stockholder proposal on the proxy holder, without any discussion of the stockholder proposal in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

     If Algos has received notice of a matter that a stockholder intends to propose for a vote during the time periods described in the preceding sentence, if Algos includes in its proxy statement advice on the nature of such mater and how Algos intends to exercise its discretion to vote on such matter, then the proxy will confer discretionary authority to vote on such matters unless the proponent of such proposal provides Algos, within the above time periods, notice that the proponent intends to deliver a proxy statement and form of proxy to at least the percentage of stockholders required under applicable law to carry the proposal, includes a statement to that effect in the proxy materials filed by the proponent and provides Algos with a statement from a person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of stockholder required under applicable law to carry the proposal.

APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to audit the accounts of the Company with respect to its operations for the fiscal year ending on December 31, 1999 and to perform such other services as may be required. The Board of Directors can appoint other independent auditors to perform these services. PricewaterhouseCoopers LLP served as independent auditors of the Company for the fiscal year ending December 31, 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 1999 Annual Meeting and to be available to respond to appropriate questions.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the Commission and the Nasdaq. Such persons are also required under the rules and regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms, as amended furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

STOCKHOLDER PROPOSALS FOR 2000

     Any stockholder of the Company who wishes to present a proposal at the next annual meeting of stockholders of the Company, and who wishes to have such proposal included in the Company's proxy statement for that meeting, must in accordance with Rule 14a-8 of the Exchange Act, deliver a copy of such proposal to the Company at 1333 Campus Parkway, Neptune, New Jersey 07753, Attention:
Assistant Secretary, no later than December 31, 1999; however, if next year's annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 1999 Annual Meeting, any stockholder who wishes to have a proposal included in the Company's proxy statement and proxy for that meeting must deliver a copy of the proposal to the Company within a reasonable time before the proxy solicitation is made. The Company reserves the right to decline to include in the Company's proxy statement and proxy any stockholder's proposal that does not comply with the rules of the Commission and/or the By-laws for inclusion therein.

     See 'Corporate Governance -- Meetings and Committees of the Board of Directors' and the By-laws for notice procedures to recommend a person for nomination as a director.

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ANNUAL REPORT

     The Company's 1998 Annual Report to Stockholders accompanies this Proxy Statement. The 1998 Annual Report to Stockholders does not form any part of the materials for the solicitation of proxies. Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 1998 (the 'Form 10-K'), as filed with the Commission and any amendments thereto, without charge. Please direct written requests for a copy of the Form 10-K, and any amendments thereto, to: Algos Pharmaceutical Corporation, 1333 Campus Parkway, Neptune, New Jersey, 07753; Attention:
President.

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                                  APPENDIX I


                        ALGOS PHARMACEUTICAL CORPORATION

     The undersigned hereby appoints John W. Lyle and James R. Ledley, each of them with full power of substitution, to act as proxy and to represent the undersigned at the 1999 annual meeting of stockholders and to vote all shares of common stock of Algos Pharmaceutical Corporation which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at Algos Pharmaceutical Corporation, 1333 Campus Parkway, Neptune, NJ 07753 on Monday, June 21, 1999 at 3:00 p.m., and at all postponements or adjournments thereof upon the following matters:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                 (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                 Please Detach and Mail in the Envelope Provided

A   [X]   Please mark your
          votes as indicated
          in this example.


                      FOR      WITHHELD

1. Election of       [   ]       [   ]          NOMINEES:  John W. Lyle
   Directors                                               Donald G. Drapkin

FOR, except vote withheld from the following nominee(s):


----------------------------------------
The Board of Directors recommends a vote
FOR the nominees.




                                             FOR       AGAINST     ABSTAIN

2. Amendment of the 1966 Non-Employee       [   ]       [   ]       [   ]
   Director Stock Option Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT.


                                                               Change of  [    ]
                                                        Address/Comments
                                                            note at left

                                 I plan to  [    ]         I do not plan  [    ]
                                attend the                 to attend the
                                   meeting                       meeting


SIGNATURE(S)___________________________________________ DATE____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.